                                                                   EXHIBIT 10.11

               VA RESEARCH LINUX IA-64 PORTING LICENSE AGREEMENT

                                             EFFECTIVE DATE: FEB 19, 1999
                                             AGREEMENT #:    1307499

Parties:

Intel Corporation (hereinafter "Intel")
2200 Mission College Blvd.
Santa Clara, CA 95052

VA Research (hereinafter "Developer"),
1235 Pear Ave., Suite 109
Mountain View, CA 94043

This VA Research Linux IA-64 Porting License Agreement ("Agreement") sets forth the terms and conditions under which Intel shall support Developer regarding the IA-64 architecture as set forth below and Developer shall accept a license to the Enabling Software Development Kit (SDK) for the IA-64 Processor in accordance with the provisions contained in the following Exhibits which are included in and made part of this Agreement. Intel and Developer are each sometimes referred to singly as "Party" and collectively as the "Parties." The following exhibits are included in and made a part of this Agreement:

          -- Exhibit "A" - General Terms and Conditions;
          -- Exhibit "B" - Restricted Use License Agreement for Enabling SDK -- Exhibit "C" - Project Plan
          -- Exhibit "D" - Certificate of Originality

AGREED

INTEL CORPORATION                                 DEVELOPER

   /s/ Stephen L. Smith                           /s/ Larry M. Augustin
_______________________                           _____________________
Signature                                         Signature

   STEPHEN L. SMITH                                  LARRY M. AUGUSTIN
_______________________                           _____________________
Printed Name                                      Printed Name

     VP                                                PRESIDENT
____________________                              _____________________
Title                                             Title

   FEB. 19, 1999                                        2/18/99
____________________                              _____________________
Date                                              Date



                                       1.

               VA RESEARCH LINUX IA-64 PORTING LICENSE AGREEMENT

                                  EXHIBIT "A"

                          GENERAL TERMS AND CONDITIONS


1.0  DEFINITIONS

     The capitalized terms used within this Agreement shall have the same meaning as ascribed to the terms below:

     1.1 "IA-64 Processor" means the Intel 64-bit processor with the code name of Merced.

     1.2 "IA-64 Technology" means the software provided by Intel under the license in Exhibit B, the information provided by Intel under Restricted Secret Non Disclosure Agreement ("RSNDA") No. 7026-A, any hardware provided by Intel pursuant to this Agreement and any Intel confidential information provided to a third party with Intel's written permission and disclosed by that third party to Developer.

     1.3 "Linux IA-64 Port" means the ported OS resulting from the work detailed in Exhibit "C" "Project Plan" including all of the supported features listed on that exhibit.

     1.4 "Assert" means to bring an action of any nature before any legal, judicial, arbitration, administrative, executive or other type of body or tribunal that has or claims to have authority to adjudicate such action in whole or in part. Examples of such body or tribunal include, without limitation, United States State and Federal Courts, the United States International Trade Commission and any foreign counterparts of any of the foregoing.

     1.5 "Chipset" means any integrated circuit designed to be connected directly to an Intel microprocessor.

     1.6 "Developer's Products" means all products manufactured by or for Developer other than those that are either (i) Intel architecture compatible microprocessors or Chipsets; or (ii) capable of being substituted for a product first manufactured by or for Intel without a loss of some material functionality.

     1.7  "Intel's Products" means
          all microprocessors manufactured by or for Intel;
          all Chipsets manufactured by or for Intel; and all products manufactured by or for Intel that cannot be substituted for a product first manufactured by or for Developer without a loss of some material functionality; and

       all software written by or for Intel that is distributed by Intel or Intel's licensees for such software through multiple tiers of distribution.

1.8 "Object Code" means computer software code that is generally not human readable, such as computer software code generated by a compiler that has been translated from the Source Code of a program.

1.9 "Source Code" means human readable form of computer software, including any corresponding comments, documentation and annotations.

1.10 "Announced IA-64 Processor" means a version of the IA-64 Processor for which Intel has publicly announced the price and availability for commercial purposes.

1.11 "GPL" means any version of the GNU General Public License issued by the Free Software Foundation, Inc.

1.12 "GPL Software" means any software that is subject to the terms and conditions of the GPL.

1.13 "LGPL Software" means any software that is subject to the terms and conditions of any version of the Library GNU General Public License issued by the Free Software Foundation, Inc.

1.14 "LGPL" means any version of the Library GNU Public License issued by the Free Software Foundation, Inc.

1.15 "Intellectual Property Rights" means all intellectual property rights worldwide arising under statutory or common law, including without limitation that which is acquired or obtained under a contract with a third party, and whether or not perfected, comprising any of the following: (i) copyrights, copyright applications, copyright registrations, mask works and mask work registrations; (ii) rights relating to the protection of trade secrets and confidential information;
       (iii) patents, patent applications, reissue patents, reissue applications, invention registrations, petty patents; (iv) any right analogous to those set forth in this Section in foreign jurisdictions; and (v) any renewals or extensions of the foregoing (as and to the extent applicable) now existing hereafter filed, issued or acquired. For the avoidance of doubt, trade marks, service marks, trade names, trade dress, of all kinds and types are specifically excluded from the definition of "Intellectual Property Rights."


                                       3.

           1.16 "Patent Rights" means with respect to the subject party all of such party's rights arising from or related to all classes or types of patents, utility models and design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions or reissues), and applications for these classes or types of patent rights and any equivalent rights in all countries of the world that are owned or controlled by such party.

     2.0   OWNERSHIP OF INTELLECTUAL PROPERTY

           2.1 Developer and/or Developer's suppliers and licensors retain all rights, title and interest in the Linux IA-64 Port.

           2.2 Intel and/or Intel's suppliers and licensors retain all rights, title and interest in the 1A-64 Technology.

     3.0   LICENSE GRANTS AND DEVELOPER'S DISTRIBUTION RIGHTS

           3.1 IA-64 Technology License. Use of the IA-64 Technology shall be governed by Exhibit B and RSNDA No. 7026-A.

           3.2    Developer's Distribution Obligations
                    (a) Subject to the other conditions of this Agreement,
                        Developer, may use the IA-64 Technology to create the Linux IA-64 Port for distribution under a license agreement that meets the requirements of Developer's licensors *

                    (b) *

           3.3 Use of Intel logos is not permitted, unless prior express written permission from Intel is obtained.

           3.4 Enforcement of Sublicense Agreements. Developer, Developer's licensees and Developer's distributors shall enforce any license


* Confidential treatment has been requested by the Registrant as to certain portions of this exhibit. The omitted portions have been separately filed with the Commission.


                                       4.

     agreements for Linux IA-64 Port with the same degree of diligence used in enforcing similar Developer's Agreements. Developer shall promptly notify Intel of any violations of Developer's license, distributor and/or end user agreements which Developer considers significant or which results in significant unauthorized use and/or copying of Developer's Linux IA-64 Port such that Developer would have taken action had the violation taken place against one of Developer's products. Developer shall take the same appropriate steps to prevent any further unauthorized use or copying of Linux IA-64 Port as Developer would to prevent unauthorized use or copying of its products about which Developer knows. Developer shall cooperate and assist Intel with any legal actions Intel deems reasonably necessary to eliminate unauthorized use or copying of Linux IA-64 Port at Intel's expense. The Parties expressly intend for this paragraph 3.4 to create third party beneficiary rights in favor of Intel to enforce Developer's sublicenses.

3.5 License by Developer to Intel. Developer grants to Intel, royalty free, non-exclusive perpetual license with the right to sublicense under Developer's Intellectual Property Rights to the Linux IA-64 Port and all parts thereof. On demand by Intel, Developer shall provide Intel with a copy of the Object Code and the Source Code of the Linux IA-64 Port or portions thereof. Each time Developer provides to Intel any Object Code and/or Source Code, Developer shall inform Intel in writing whether such Object Code and/or Source Code (or portions thereof) is subject to the GPL or the LGPL. To the extent that Developer provides Intel with any Source or Object Code that is not GPL Software, Developer shall provide Intel with a completed Certificate of Originality in the form set forth in Exhibit D.

3.6 License by Developer to Third Parties. Developer shall provide to a third party upon express written request by Intel a copy of any Source Code or Object Code provided by Developer to Intel under this Agreement. *

3.7 Use of Trademarks. Developer may use Intel's name in promotional and marketing literature. Developer agrees that such use of Intel's name will strictly adhere to the Intel Trademark Usage Guidelines.

3.8 Press releases. Both parties may refer to and use the other party's name in press announcements regarding Intel's development effort with Developer; specifically, Developer's porting of the Linux O/S to IA-64 Processors. The parties will make an initial announcement, the text of


* Confidential treatment has been requested by the Registrant as to certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                                       5.

          which both parties will agree to before releasing. All other press announcements regarding this Agreement or the Linux IA-64 Port require Intel's written approval prior to release.

4.0  NO IMPLIED LICENSES

     Except for the license grants expressly provided by this Agreement, neither Party grants to the other, directly, by implication, estoppel or otherwise any rights under its patents, patent applications, copyrights, trademarks, trade secrets, or other intellectual property rights. Except for the license grants expressly provided by this Agreement, third parties to whom Developer may license Developer's Product according to the terms and conditions of this Agreement obtain no rights, either express or implied, or otherwise to any Intel patents, patent applications, copyrights, trademarks, trade secrets, or other intellectual property rights or those of Intel's suppliers.

5.0  INTEL'S RESPONSIBILITIES

     5.1 Intel shall use commercially reasonable efforts to: (a) loan Developer pre-silicon development systems and Merced based development systems for the purpose of porting and testing the Linux IA-64 Port subject to Developer executing a loan agreement for such systems; and (b) make reasonable engineering resources available, at Intel's discretion, for consultation during development of the Linux IA-64 Port.

     5.2 Intel shall use commercially reasonable efforts to acknowledge Developer's contributions and efforts to developing the Linux IA-64 Port.

6.0  DEVELOPER'S RESPONSIBILITIES

     6.1 Developer will use Developer's best efforts to create the Linux IA-64 Port, as described in the attached Exhibit "C" (Project Plan). Intel will accept or reject the Linux IA-64 Port pursuant to the acceptance criteria set forth in the Project Plan. If Intel (i) rejects the Linux IA-64 Port or any portion thereof for any deficiency from the acceptance criteria (a "Deficiency"); (ii) believes that Developer is falling behind the project milestone schedule set forth in Exhibit "C"; or (iii) otherwise may be unable to meet the Project Plan, Developer will confer with Intel within five business days of a request by Intel, regarding what steps, if any, are needed to remedy the Deficiency, comply with the schedule or the Project Plan, and Developer and Intel will agree upon a plan to remedy such Deficiency, schedule problem or performance problem (a "Deficiency Plan"), including a schedule for implementing each such plan. Developer's shall use Developer's best efforts to implement each such plan and will provide Intel with weekly, written progress reports regarding Developer's compliance with each such plan.

                                       6.

     6.2 Developer agrees to provide the Linux IA-64 Port at an equivalent feature set relative to a port of similar maturity on IA-32 or competing architecture versions at production release and thereafter, to be completed in accordance with the Project Plan specified in Exhibit "C" attached hereto.

     6.3 Developer agrees to hold project review meetings with Intel on a quarterly basis. As part of developing the Linux IA-64 Port, Developer further agrees to cooperate and work as a co-developer with Silicon Graphics, Inc., Cygnus, Red Hat, Caldera and other third parties at Intel's request regarding having a complete Linux software solution for IA-64 processors be available at the public announcement of price and availability for the processor code named Merced. Developer shall not disclose Intel IA-64 Technology to such third party.

     6.4 Developer agrees to make ongoing references about Developer's commitment to Intel and IA-64 Processors in Developer's press announcements, trade show exhibits, marketing and promotional literature and website subject to Intel's written approval.

     6.5 Developer agrees to provide support for Intel's IA-64 Processor targeted for launch in *, support items include, but are not limited to, product demos at launch, benchmarks, and public speakers at conferences and events.

     6.6 Developer agrees to allow Intel to use Developer's software logo, trademarks and service marks within Intel marketing programs and promotional materials. Intel agrees to use commercially reasonable efforts to comply with Developer's guidelines regarding the usage of Developer's logo, trademarks and service marks.

     6.7 Developer agrees to allow Intel to assign up to * engineers to work at Developer's site on the development of the Linux IA-64 Port at Intel's expense. At production release of the Linux IA-64 Port, Intel will waive Intel's copyrights in any of the code created by Intel's engineers that are a part of the Linux IA-64 Port.

7    OTHER INTELLECTUAL PROPERTY TERMS

     7.1 While Intel owns an equity interest in Developer, Developer agrees to license and/or sell Developer's products to Intel without the right for Intel to sublicense or otherwise distribute such products which Developer makes generally available to third parties. *

* Confidential treatment has been requested by the Registrant as to certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                                       7.

          *

     7.2  *

     7.3 Assignment. If Developer assigns or attempts to assign ownership of any of its Patent Rights to a third party not bound by this covenant not to sue (whether directly or by operation of law), then effective immediately prior to such assignment or attempted assignment, Developer agrees that Intel shall have a nonexclusive, nontransferable license, without right of sublicense, under such assigned Patent Rights to make, use, sell, offer for sale and import Intel's Products. This conditional license shall survive any termination or expiration of this Agreement and shall remain in full force and effect until mutually agreed otherwise by the parties.

8  AUDIT RIGHTS AND OBLIGATIONS

     8.1 Intel shall have the right to inspect or have an independent auditor inspect Licensee's facilities and records to verify Licensee's compliance with the terms and conditions of this Agreement. If such an inspection discloses Licensee is not compliant with these terms, Intel may exercise any or all rights and remedies provided under this Agreement or by law, including but not limited to the right to recover the cost of such audit.

9 CONFIDENTIALITY AND NON-DISCLOSURE

     9.1  Confidential Information.

* Confidential treatment has been requested by the Registrant as to certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                                       8.

          (a) Confidentiality of the IA-64 Technology shall be governed by RSNDA No. 7026-A and Exhibit B. Additional Developer employees may be added to and authorized to work on the Linux IA-64 Port by mutual written agreement of the parties. Such mutual written agreement shall be made effective by amending Attachment 1 to Exhibit B to this Agreement and/or the process specified in RSNDA No. 7026-A.

          (b) Developer agrees not to reverse engineer any Confidential Information or products and will not decompile or disassemble any Intel software which is furnished to Developer by Intel under this Agreement nor assist any third party to do so.

     9.2       Return of Confidential Information

          When the Linux IA-64 Port is completed, or if this Agreement is terminated for any reason prior to the completion of the Linux IA-64 Port, Developer will return to Intel all IA-64 Technology (and all related documents). Developer also will, at Intel's option, either destroy or deliver to Intel any copy, notes, summary, abstract or derivative work which Developer has prepared of or from any Confidential Information. However, for as long as Developer has maintenance obligations under Section 3.1, Developer may retain copies of the Confidential Information necessary for Developer to perform Developer maintenance obligations.

10   DISCLAIMER OF WARRANTY

     10.1 THE IA-64 TECHNOLOGY IS PROVIDED "AS IS" WITH NO WARRANTY OF ANY KIND. INTEL SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS AND FITNESS FOR A PARTICULAR PURPOSE. IN ADDITION, EXCEPT AS SPECIFIED IN THIS AGREEMENT, INTEL IS NOT OBLIGATED TO PROVIDE ANY SUPPORT OR ASSISTANCE, NOR INSTALLATION, TRAINING OR OTHER SPECIAL SERVICES.

     10.2 DEVELOPER SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS AND FITNESS FOR A PARTICULAR PURPOSE FOR THE IA-64 PORT. ALL OTHER SOFTWARE SUBJECT TO THIS AGREEMENT SHALL BE SUBJECT TO THE WARRANTIES EITHER NEGOTIATED BETWEEN THE PARTIES OR REQUIRED BY SECTION 7.1.




                                       9.

11   LIMITATION OF LIABILITIES

     11.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY PROPERTY DAMAGE, PERSONAL INJURY, LOSS OF PROFITS, INTERRUPTION OF BUSINESS OR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, STRICT LIABILITY OR OTHERWISE. BOTH PARTIES DISCLAIM ALL LIABILITY, INCLUDING LIABILITY FOR INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS RELATING TO THE IA-64 TECHNOLOGY OR THE LINUX IA-64 PORT.

12   TERM AND TERMINATION

     12.1 Term of Agreement. This Agreement shall remain in full force and effect for three (3) years from the Effective Date, unless terminated as provided herein. After this initial three (3) year term, this Agreement shall automatically renew for consecutive one (1) year periods, unless ninety (90) calendar days or more prior to the end of either the initial term or any subsequent term either Party provides the Party with written notice terminating the Agreement.

     12.2 Right to Terminate. Either party may terminate this Agreement, if permitted by law, if the other: a) breaches any material provision of this Agreement and fails to cure the same within thirty (30) calendar days after receipt of written notice from the other party; b) fails to substantially comply with any Deficiency Plan; c) fails to achieve substantial progress in any quarter regarding the Project Plan set forth in Exhibit C; d) files or has filed against it a petition for bankruptcy; e) has a receiver appointed to handle its assets or affairs; f) makes or attempts to make an assignment for the benefit of creditors; or g) undergoes a change in control through acquisition or any entity or person acquires sufficient voting stock to replace the board of directors of Developer. In addition, Intel shall have the unilateral right to terminate this Agreement at any time for Intel's convenience.

     12.3 Continuing Rights and Obligations. The respective rights and obligations of Developer and Intel under the provisions of 2, 3, 4, 9, 10, 11 and 13 shall survive termination of this Agreement.

     13.0 GENERAL PROVISIONS

          13.1 Assignments.

               Developer may not assign this Agreement or any portion of this Agreement to any other party without Intel's prior written consent but this sentence shall have no effect on a merger with or a change of control by Developer Any such attempt to assign shall be null and void. Developer will not use any subcontractors in connection with the work performed pursuant to this Agreement, as described in the attached Exhibit "C", which have not been previously approved by Intel. Any approved subcontractor must sign a confidentiality and restricted use agreement that includes terms and conditions substantially the same as those contained in RSNDA No. 7026-A, as applicable.

          13.2 Notices. All notices and requests required or made under this Agreement must be in writing and will be deemed given if personally delivered or if mailed postage prepaid, certified, or registered mail to the addresses listed on the cover page to this Agreement or to such other address as may be provided in writing. All notices to Intel shall be marked to the attention of the General Counsel.

          13.3 Independent Development.

               (a) For Intel. This Agreement does not preclude Intel from evaluating, acquiring from third parties not a party to this Agreement, independently developing or marketing similar technologies or products, or making and entering into similar arrangements with other companies. Intel is not obligated by this Agreement to make such products or technologies available to Developer.

               (b) For Developer. During the term of this Agreement, Developer will not engage or cooperate with any third party on the porting of the Linux operating system targeted for IA-64 processors without Intel's written permission. * Except as expressly provided in this subsection b, this Agreement does not preclude Developer from evaluating, acquiring from third parties not a party to this Agreement, independently developing or marketing similar technologies or products, or making and entering into similar arrangements with other companies. Except as expressly provided in section 3 and section 7, Developer is not obligated by this Agreement to make such products or technologies available to Intel.

* Confidential treatment has been requested by the Registrant as to certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                                       11.

13.4 Choice of Law; Choice of Forum. Any claim arising under or relating to this Agreement, shall be governed by the laws of the State of Delaware, excluding its choice of laws provisions.

13.5 Export Restrictions. Developer and Intel expressly agree not to export or re-export the IA-64 Technology, the Linux IA-64 Port or any direct product thereof without the appropriate United States and foreign government export licenses and approvals.

13.6 Force Majeure. The failure of either Party to perform any obligation as a result of any unforeseen circumstances or causes beyond the Parties reasonable control, included, but not limited to, acts of God, war, riot, embargoes, acts of civil or military authorities, fire, flood, accident, strikes, inability to secure transportation, facilities, fuel, energy, labor or materials, is excused for a period of sixty (60) calendar days.

13.7 Relationship of Parties. The parties are independent contractors. Nothing in this Agreement will be construed to make us partners or joint venturers or to make either of us liable for the obligations, acts or activities of the other.

13.8 Headings. The various headings and sections of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

13.9 No Rule of Strict Construction. Regardless of which of us may have drafted this Agreement, no rule of strict construction shall be applied against either of us. If any provision of this Agreement is determined by a court to be unenforceable, we will deem the provision to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.

13.10 Entire Agreement. This Agreement is the entire agreement between us with respect to matters contained herein, and all prior or contemporaneous agreements and negotiations with respect to those matters are superseded by this Agreement. This Agreement may not be modified except by written document signed by an authorized representative of each party. No waiver of any breach or default shall constitute a waiver of any subsequent breach or default.


                                      END

               VA RESEARCH LINUX IA-64 PORTING LICENSE AGREEMENT

                                  EXHIBIT "B"

               RESTRICTED USE LICENSE AGREEMENT FOR ENABLING SDK
                               INTEL CORPORATION
                        RESTRICTED USE LICENSE AGREEMENT
                                 (CONFIDENTIAL)

Effective                            Expiration Date:
Date:       ____________________                        ____________________


1. PURPOSE. Intel Corporation ("Intel") desires to provide certain information and materials ("Technology") to _________________, with offices located at ___________________________ ("Recipient") solely for Recipient's internal use for the sole purposes defined in the VA Research Linux IA-64 License Agreement executed separately from this agreement by and between Intel and Recipient on _______________ and for which this agreement is an exhibit. Recipient may not disclose or distribute the Technology, or use the Technology for any purpose not explicitly stated herein.

2. TECHNOLOGY. For purposes of this Agreement, the Technology, as described in Attachment "1" attached hereto, is under development by Intel and may include software, specifications, prototypes, or other materials and any modifications thereto made by Recipient. Title to the Technology remains with Intel or its suppliers. Recipient shall not mortgage, pledge or encumber Technology in any way. Unless the parties execute a broader license to the Technology, Recipient shall upon termination or expiration of this Agreement destroy all Technology, including any and all derivative works thereof and certify to Intel in writing of Recipient's compliance with this provision.

3. LICENSE TO USE. Intel grants Recipient for the term of this Agreement a royalty-free, personal, nontransferable, nonexclusive license under its copyrights to use Technology only for the purposes described in paragraph 1 above. Recipient shall not disassemble, reverse-engineer, or decompile any software.

     EXCEPT AS EXPRESSLY PROVIDED HEREIN, INTEL DOES NOT GRANT ANY LICENSE, DIRECTLY OR BY IMPLICATION, ESTOPPEL OR OTHERWISE UNDER INTEL PATENTS, PATENT APPLICATIONS, COPYRIGHTS, TRADEMARKS, OR TRADE SECRET INFORMATION.

                                      13.

4. CONFIDENTIALITY. The Technology includes confidential information of Intel. Recipient may not reveal, disclose or distribute the Technology in any form, or display it publicly or distribute any product thereof, or use it or any information relating to it except for the purposes of this Agreement, including but not limited to the distribution or disclosure of any software created using the Technology. Recipient may only disclose the Technology to its employees and/or contractors identified in Attachment "1" whose duties require such access to perform the purposes stated in paragraph 1 above, and who are obligated to maintain the Technology in confidence. Recipient shall keep the Technology and all copies thereof only at the site(s) identified in Attachment "1" ("Secure Site"). At each Secure Site, Recipient shall place the Technology on a computer system located in a secure room ("Secure System"). Once loaded on the Secure System, Recipient shall place the Technology (and backup copy) in a secure vault or desk in the secure room. The secure vault or desk shall remain locked at all times, and only those individuals identified in Attachment "1" shall have access to the secure vault or desk. The Secure System shall be password protected, accessible only by those individuals identified in Attachment "1", and shall not be connected to any company-wide intranet or the internet. This obligation of confidentiality shall not apply to information which is shown by contemporaneous documentation to be (i) available to the public other than by breach of this Agreement by Recipient; (ii) rightfully received by Recipient from a third party without breach of a duty to Intel; (iii) independently developed by Recipient's employees without access to the Technology; or (iv) known to Recipient prior to first receipt from Intel.

5. NO OBLIGATION. Recipient shall have no duty to purchase or license any product from Intel. Intel and its suppliers shall have no obligation to provide support for, or develop a final version of, the Technology or to license any version of it.

6. WARRANTY DISCLAIMER. INTEL AND ITS SUPPLIERS MAKE NO WARRANTIES WITH RESPECT TO TECHNOLOGY, EITHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TECHNOLOGY IS PROVIDED AS IS, WITHOUT WARRANTY OF ANY KIND.

7. LIMITATION OF LIABILITY. INTEL AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY PROPERTY DAMAGE, PERSONAL INJURY, LOSS OF PROFITS, INTERRUPTION OF BUSINESS OR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, STRICT LIABILITY OR OTHERWISE. INTEL AND ITS SUPPLIERS DISCLAIM ALL LIABILITY, INCLUDING LIABILITY FOR INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS RELATING TO THE TECHNOLOGY PROVIDED UNDER THIS AGREEMENT.



                                      14.

8. REPRESENTATIONS. Each party warrants it has sufficient rights to enter into this Agreement. Neither party makes any representation as to third-party patent rights which may be required to be licensed in order to make, use, or sell any product which may be based on information or materials provided herein, and each party is specifically cautioned that such licenses may be required.

9. EXPIRATION. This Agreement shall terminate on the expiration date set forth above, or when the parties execute a broader license to the Technology (whichever event occurs first), except for paragraphs 4, 6 and 7, which shall survive termination or expiration. Intel may terminate this Agreement immediately after a breach by Recipient. In the event this Agreement is terminated, Recipient shall promptly return all Confidential Information received under this Agreement.

10.  GENERAL.

     Controlling Law. Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of Delaware, without regard to principles of conflict of laws. Each party hereby agrees to jurisdiction and venue in the courts of the State of Delaware or federal courts located in Delaware, for all disputes and litigation arising under or relating to this Agreement. This provision is meant to comply with 6 Del. C. Section 2708(a).

     Remedies. Recipient acknowledges that any disclosure, commercialization, or public use of the Technology would cause irreparable injury to Intel and consents to the grant of an injunction by any court of competent jurisdiction in the event of a threatened breach.

     Nonassignment. Recipient's rights and duties hereunder may not be sublicensed, assigned or transferred without Intel's prior written consent.

     Entire Agreement. This Agreement contains the entire agreement of the parties with respect to this subject matter and may not be modified or changed in any manner except by a writing executed by the parties. All prior discussions and negotiations are superseded by this Agreement.

RECIPIENT:                         INTEL CORPORATION

   By: _________________________      By: _________________________

 Name: _________________________    Name: _________________________

Title: _________________________   Title: _________________________

 Date: _________________________    Date: _________________________


                                      15.

                        RESTRICTED USE LICENSE AGREEMENT
                                 (Confidential)

                                 Attachment "1"

1.    Intel Technology

The Technology includes the following items:

-  In software (binary) form:
   -  IA-64 Simulator
   -  C/C++ Compiler
   -  Assembler
   -  Static Linker
   -  Disassembler

-  In document form:
   -  Sample implementation of Stack Unwinding for IA-64
   -  IA-64 Intel Assembler User's Guide
   -  IA-64 EM Assembly Language Reference Guide
   -  IA-64 ISA Simulator User's Guide
   -  IA-64 OS Writer's Guide

Secure Site

The Technology shall be kept only at the following site(s):

   _____________________________

   _____________________________

   _____________________________

Recipient's Employees and/or Contractors

The Technology shall be accessible only by the following Recipient employees and/or contractors:

   _______________________________________

   _______________________________________

   _______________________________________

   _______________________________________

   _______________________________________

                                  PROJECT PLAN

                                  EXHIBIT "C"



  Confidential treatment has been requested by the Registrant for this page. The omitted portions have been separately filed with the Commission.


                                      17.

  Confidential treatment has been requested by the Registrant for this page. The omitted portions have been separately filed with the Commission.


                                      18.

  Confidential treatment has been requested by the Registrant for this page. The omitted portions have been separately filed with the Commission.


                                      19.

Confidential treatment has been requested by the Registrant for this page. The omitted portions have been separately filed with the Commission.



                                      20.

Confidential treatment has been requested by the Registrant for this page. The omitted portions have been separately filed with the Commission.

               VA RESEARCH LINUX IA-64 PORTING LICENSE AGREEMENT

                                  EXHIBIT "D"

                           CERTIFICATE OF ORIGINALITY

                              FOR NON-GPL SOFTWARE

This Exhibit "F" must be completed by Developer when furnishing software material (program product or offering and related documentation, or other software material) for Intel.

One Exhibit "F" can cover one complete product, even if that product includes multiple modules. However, a separate Exhibit "F" must be completed for the code and another for its related documentation (if any.)

Please leave no questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

==========================
1. Name of the software material (provide complete identification, including version, release and modification numbers for programs and documentation):

    _________________________________________________________________________

2. Was the software material or any portion thereof written by any party other than Developer, or Developer employees working within their job assignment?

    Yes        No
       _____     _____

    If Yes, provide the following information:

    (a) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:

    _________________________________________________________________________

    _________________________________________________________________________

    (b) Specify for each involved party (unless the software is subject to the GPL):

        (i)   Name:

        ___________________________

        (ii)  Company:

        ___________________________

        (iii) Address:

        ___________________________


                                       23.

               (iv) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees as part of their job assignment)?

               ________________________________________________________________


               (v) If the party is an individual, did s/he create the software material while employed by or under contractual relationship with another party?

                    Yes ____    No ____

                    If Yes, provide name and address of the other party and explain the nature of the obligations:

               ________________________________________________________________

               ________________________________________________________________

               ________________________________________________________________


          (c) How did Developer acquire title to the software material written by the other party?

               ________________________________________________________________


     3. Was the software material or any portion thereof derived from any third party's pre-existing material(s)?

          Yes ____    No ____

          If Yes, provide the following information for each of the pre-existing materials:

          (a)  Name of the materials:

               ________________________________________________________________

          (b)  Owner:

               ________________________________________________________________

          (c) How did Developer get the right to use the pre-existing material(s)?

               ________________________________________________________________


     4. Identify below, or in an attachment, any other circumstances which might affect Intel's ability to reproduce and market this software product, including:

          (a)  Confidentiality or trade secrecy of pre-existing materials:

               ________________________________________________________________

          (b)  Known or possible royalty obligations to others:

               ________________________________________________________________

          (c) Pre-existing material developed for another party or customer (including government) where Developer may not have retained full rights to the material:

               ________________________________________________________________

          (d) Materials acquired from a person or company possibly not having title to them:

               ________________________________________________________________

          (e)  Other circumstances:

               ________________________________________________________________


_______________________________
DEVELOPER

_______________________________
Signature

_______________________________
Printed Name

_______________________________
Title

_______________________________
Date




                                       25